DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 MER

For Period: December 1, 2003 to December 31, 2003

                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously
       Attached            Waived                               REQUIRED REPORTS/DOCUMENTS
----------------------- -------------- ------------------------------------------------------------------------------
        [ x ]                [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

        [ x ]                [ ]       Supporting Schedules (Form 2-C)

        [ x ]                [ ]       Balance Sheet (Form 2-D)

        [ x ]                [ ]       Profit and Loss (Form 2-E)

        [ x ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ x ]                [ ]       Narrative (Form 2-G)

        [ x ]                [ ]       Bank Statements for All Bank Accounts

        [ x ]                [ ]       Bank Statement Reconciliations for All Bank Accounts
----------------------- -------------- ------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on: January 28, 2004         Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)

                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                       CASE NO. 02-28289 MER

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

         AS OF DECEMBER 31, 2003

           CASH RECONCILIATION

1.  Beginning  Cash Balance  (Ending Cash Balance                    $ 8,936.25
    from last month's report)

2.  Cash Receipts (From Cash Receipts Journal                             $0.00
    on next page)

3.  Cash Disbursements (From Cash Disbursements                       $2,827.35
    Journal on next page)

4.  Net Cash Flow (Line 2 minus Line 3)                              ($2,837.35)

5.  Ending Cash Balance (To Form 2-D)                                 $6,108.90
                                                            ====================

                          CASH SUMMARY - ENDING BALANCE

                                                     AMOUNT            FINANCIAL INSTITUTION
Petty Cash                                                  $0.00
Regular Checking - New DIP                              $2,779.67
Regular Checking - Old DIP                                  $0.00      Wells Fargo
New DIP Checking                                        $3,329.23      Wells Fargo
Regular Checking - Payroll                                  $0.00      Wells Fargo
Short-Term Investments                                      $0.00      Wells Fargo

TOTAL (Must agree with line 5 above)                    $6,108.90
                  -----------                 =========================


                                                                        Form 2-B
                                                                          Page 1
                                                                 Revised 10/1/01

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                   FOR PERIOD DECEMBER 1 TO DECEMBER 31, 2003

                              CASH RECEIPTS JOURNAL

DATE                                DESCRIPTION (SOURCE)                                                   AMOUNT
----                                --------------------                                                   ------
Operating Account Activity

TOTAL OPERATING ACCOUNT ACTIVITY (RECEIPTS)                                                                          $0.00

PAYROLL ACCOUNT ACTIVITY

TOTAL PAYROLL ACCOUNT ACTIVITY (RECEIPTS)                                                                            $0.00
                            Total Cash Receipts (to line 2 of
                            Cash Reconciliation)                                                                     $0.00

                   CASH DISBURSEMENTS JOURNAL

DATE              CK NOS.   PAYEE                                     DESCRIPTION (PURPOSE)                AMOUNT
----              -------   -----                                     ---------------------                ------
OPERATING ACCOUNT ACTIVITY
       12/15/03     2041    Allegiance Telecom                   Telephone Svc - Final Bill                $   45.44
       12/15/03     2042    Univance                             Long Distance Svc - Final                 $   24.46
       12/15/03     2043    Corporate Stock Transfer             Stock Transfer Activity                   $   75.00
       12/15/03     2044    William P. Stelt                     Contract Labor                            $1,000.00
       12/15/03     2045    Void                                                                           $    0.00
       12/15/03     2046    Mini U Storage                       Storage Unit                              $   48.00
       12/15/03     2047    Vintage Filings LLC                  8 K Filing Fees                           $  258.00
       12/22/03     2048    Sheridan Ross                        Patent Filing Fees                        $1,356.00
       12/31/03 Bk Debit    Wells Fargo Bank                     Bk Service Charges                        $   10.82
TOTAL OPERATING ACCOUNT ACTIVITY (DISBURSEMENTS)                                                           $2,817.72

OTHER ACCOUNT ACTIVITY
       12/31/03 Bk Debit    Wells Fargo Bank                     Bank Service Charge                       $    9.63

TOTAL OTHER ACCOUNT ACTIVITY                                                                               $    9.63

                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)                                                 $2,827.35
                                                                                                           ==========

                            Less: Intra Company Disbursements                                              $    0.00

                            Net Disbursements (to Schedule 2 F)                                            $2,827.35
                                                                                                           ==========

                                                                        Form 2-B
                                                                          Page 1
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                              SUPPORTING SCHEDULES

                   FOR PERIOD DECEMBER 1 TO DECEMBER 31, 2003

                      POST-PETITION TAXES PAYABLE SCHEDULE
                      ------------------------------------

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). PAYMENTS ARE MADE BY ACH TRANSFER THE DAY BEFORE THE PAYROLL IS DUE. DEBTOR PAYS PAYROLL ON THE 15TH AND END OF MONTH THEREFORE AT THE END OF EACH MONTH, THE DEBTOR HAS PAID ALL PAYROLL TAXES DUE TO THE PAYROLL SERVICE.

                                     BEG BALANCE*     ADDITIONS    PMTS/DEPOSITS   DATE PAID     CHECK NO.    END BALANCE
Income Tax Withheld
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                                  $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                                  $0.00

Unemployment Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

Sales,Use & Excise Taxes                      $0.00                                                                  $0.00

Property Taxes                                $0.00                                                                  $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00
     Other:                                   $0.00                                                                  $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00          $0.00          $0.00                                    $0.00

* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

                                    Carrier/Agent         Amt of CoveragePolicy Exp Date      Prem Paid Date
Workers' Compensation              Hartford               Cancelled as of 1/1/03 No Employees

General Liability                  Accordia Wells Fargo    $1,000,000.00                        12/31/03
Property                           Accordia Wells Fargo       $20,000.00      CANCELLED 8/31/03

Vehicle                            N/A                    N/A            N/A            N/A

Other

                                                                        Form 2-C
                                                                     Page 1 of 2
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER
------------------------------------                      --------  ------------

                              SUPPORTING SCHEDULES

                   FOR PERIOD DECEMBER 1 TO DECEMBER 31, 2003

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING
               ---------------------------------------------------

Due                                                                                POST PETITION
                                                 ACCOUNTS REC                     ACCOUNTS PAYABLE
Under 30 Days                                              $0.00                         $ 1,806.30
30 to 60 Days                                              $0.00                         $   760.40
61 to 90 Days                                              $0.00                         $   672.77
91 to 120 Days                                             $0.00                         $40,182.73
Over 120 Days

Total Post Petition                                        $0.00                 xxxxxxxxxxxxxxxxx

Pre Petition Amts                                          $0.00                 xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                  $0.00                 xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                     $0.00                 xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                      $0.00                 xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                     $43,422.20
(To Form 2-D)

       SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
       ---------------------------------------------------------

                                                           Date of          Estimated
                                          Amt Paid      Court Approval    Balance Due*

Debtor's Counsel                           $25,000.00 Pre-Petition Retainer   $24,627.56 (Included in A/P)
Counsel for Unsecured Creditors' Com            $0.00
Trustee's Counsel                               $0.00
Accountant                                      $0.00
Other: Debtor's Corporate Counsel          $25,000.00 Pre-Petition Retainer   $18,457.14 (Included in A/P)

*Balance due to include fees and expenses incurred but not yet paid.

     SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
     -------------------------------------------------------------

          PAYEE NAME                  POSITION    NATURE OF PAYMENT      AMOUNT

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                        Form 2-C
                                                                     Page 2 of 2
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                     BALANCE SHEET - AS OF DECEMBER 31, 2003


                 ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                         $6,108.90
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $118,080.00
                                                                        -----------

                                         Total Current Assets                            $124,188.90
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $88,347.12
                                                                                         $ 88,347.12

                                         TOTAL ASSETS                                    $212,536.02
                                                                                   ==================

              LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)                    $632,132.10
      Less: Pre-Petition                              $588,709.90        $43,422.20
                                                      -----------
   Accrued Fees & Expenses                                               $16,374.33
   Accrued Interest Payable                                              $22,732.28
   Accrued - AFG II                                                      $50,000.00
   Loans & Notes Payable to Directors                                    $23,100.00
      Total Post Petition Liabilities                                                     $155,628.81

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                         $403,950.22
   Unsecured Debt                                                     $1,751,038.57
      Total Pre-Petition Liabilities                                                    $2,154,988.79
                                         TOTAL LIABILITIES                              $2,310,617.60
                                                                                    ==================

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                         ($1,986,496.80)
     Post Petition Net Income (11/12/02-12/31/03)                      ($658,153.05)
          TOTAL OWNERS' EQUITY                                       ($2,098,081.58)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $210,536.02
                                                                                    ==================

                                                                        Form 2-D
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                            PROFIT AND LOSS STATEMENT

                   FOR PERIOD DECEMBER 1 TO DECEMBER 31, 2003


Gross Operating Revenue                                                       $0.00
Less: Discounts, Returns and Allowances                                       $0.00

     Net Operating Revenues                                                                     $0.00

Cost of Goods Sold                                                                              $0.00

     Gross Profit                                                                               $0.00

Operating Expenses:
     Salaries and Wages                                                       $0.00
     Rents and Leases                                                        $85.00
     Payroll Taxes                                                            $0.00
     Advertising & Promotion                                                  $0.00
     Auto Expense                                                             $0.00
     Bank Charges                                                            $20.45
     Contract Labor                                                       $2,500.00
     Computer Repairs & Maintenance                                           $0.00
     Employee Incentives/Med Benefits                                         $0.00
     Equipment Rentals                                                        $0.00
     Insurance Expense                                                        $0.00
     Lender Expenses                                                          $0.00
     Licenses & Fees                                                          $0.00
     Miscellaneous and Other                                                  $0.00
     Office Funishings & Supplies/Printing                                    $0.00
     Payroll Service                                                          $0.00
     Press Releases                                                           $0.00
     Regulatory Compliance Exp (SEC, etc.)                                  $262.50
     Sales and Property Taxes                                                 $0.00
     Telephone/Fax/Internet                                                   $0.00
     Transfer Agent Fees                                                     $75.00
     Trash Removal & Utilities                                                $0.00
     Travel and Entertainment                                                 $0.00

     Total Operating Expenses                                                               $2,942.95
          Operating Income (Loss)                                                          ($2,942.95)

Legal and Professional Fees                                                                 $2,908.14
Depreciation, Depletion and Amortization                                                      $700.00
Interest Expense                                                                            $1,862.18

          Net Operating Income (Loss)                                                      ($8,413.27)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                           $0.00
     Gains (Losses) on Sale of Assets                                         $0.00
     Interest Income                                                          $0.00
     Other Non-Operating Income                                               $0.00

          Net Non-Operating Income or (Expenses)                                                $0.00

          Net Income (Loss) Before Income Taxes                                            ($8,413.27)

Federal and State Income Tax Expense (Benefit)                                                  $0.00

          NET INCOME (LOSS)                                                                ($8,413.27)
                                                                                    ==================

                                                                        Form 2-E
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO. 02-28289 MER

                            QUARTERLY FEE SUMMARY (1)

                          MONTH ENDED DECEMBER 31, 2003

MONTH                   CASH DISBURSEMENTS (2)                   QUARTERLY FEE DUE        CHECK NO.     DATE
-----                   ----------------------

January                                  $5,287.50
February                                 $2,346.87
March                                   $11,074.27
Total 1st Qtr                           $18,708.64                                $500.00   18076    4/24/2003

April                                    $8,157.65
May                                      $2,289.03
June                                     $2,957.88
Total 2nd Qtr                           $13,404.56                                $250.00      11     8/5/2003

July                                        $27.36
August                                   $9,017.15
September                                $4,932.21
Total 3rd Qtr                           $13,976.72                                $250.00    2030*  10/13/2003
                                                                    *DEBTOR PMT WAS $500   OVERPAID FEES BY $250.00

October                                  $7,751.96
November                                 $3,119.93
December                                 $2,827.35
Total 4th Qtr                           $13,699.24                                $250.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                        Form 2-F
                                                                          Page 1
                                                                 Revised 10/1/01

DEBTOR:  IN STORE MEDIA SYSTEMS, INC.                     CASE NO:  02-28289 MER

                                    NARRATIVE

                 FOR THE PERIOD DECEMBER 1 TO DECEMBER 31, 2003

1. THE DEBTOR CONTINUED TO PURSUE ITS LITIGATION AGAINST LET'S GO SHOPPING ("LGS") ET AL AND IS CONTINUING TO EVALUATE THE POTENTIAL OF FILING OTHER ADDITIONAL CLAIMS AGAINST LGS AND OTHER ENTITIES AND INDIVIDUALS ("LGS LITIGATION").

2. THE DEBTOR HAS COMMENCED PREPERATION OF A PLAN OF REORGANIZATION AND ANTICIPATES FILING THIS PLAN WITH THE COURT IN JANUARY.

                                                                        Form 2-G
                                                                     Rev 10/1/01

IN STORE MEDIA SYSTEMS, INC.
Bank Reconciliation Worksheet
Month of: December 2003

              NEW OPERATING DIP ACCT # 823-6331735

Acct # 1      Balance per Bank                  $5,586.57

              Add:
                 Deposits in Transit                $0.00

              Less:
                               Checks Outstanding
              Allegiance               2041          ($45.44)
              Univance                 2042          ($24.46)
              CORP STK TRFR            2043          ($75.00)
              William Stelt            2044       ($1,000.00)
              Mini U Storage           2046          ($48.00)
              Vintage Filings LLC      2047         ($258.00)
              Sheridan Ross            2048       ($1,356.00)

              Balance per Books                    $2,779.67

IN STORE MEDIA SYSTEMS, INC.
Bank Reconciliation Worksheet
Month of: December 2003

              NEW OPERATING DIP ACCT # 823-6364702

Acct # 2      Balance per Bank                  $3,329.23

              Add:
                 Deposits in Transit                $0.00

              Less:
                 Checks Outstanding

              Balance per Books                 $3,329.23